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                            PRESTIGE ADVISOR SERIES

                       SUPPLEMENT DATED NOVEMBER 3, 1998
                                       TO
                       PROSPECTUS DATED NOVEMBER 2, 1998


Class A shares of the Prestige Advisor Series are currently only available for purchase by life insurance company separate accounts to fund the benefits of variable annuity contracts issued to employee benefit plans qualified under
Section 401(a) of the Internal Revenue Code ("qualified plans") and to programs offered to qualified plans, as well as to accounts held by the Nationwide Trust Company for qualified plans.

In addition, Class B shares of the Prestige Advisor Series are currently not available for purchase. It is expected Class A shares and Class B shares will generally be available for purchase around March 1, 1999.


                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE